UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

PROFOUND MEDICAL CORP.

(Exact name of Registrant as Specified in Its Charter)

Ontario, Canada	001-39032	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Skymark Avenue, Unit 6
Mississauga, Ontario, Canada		L4W 5K5
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 647-476-1350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PROF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2026 Annual General and Special Meeting of Shareholders of Profound Medical Corp. (the “Company”) held on May 13, 2026, the holders of common shares of the Company voted on: (1) eight director nominees to be elected to the Board of Directors of the Company (the “Board”) to serve until the close of the Company’s next annual meeting of shareholders or until their respective successors have been appointed; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company’s next annual meeting of shareholders at such remuneration to be fixed by the Board; and (3) an ordinary resolution approving all unallocated restricted share units and deferred share units under the Company’s long-term incentive plan. The items of business are further described in the Company’s management information circular filed as Exhibit 99.1 to this Current Report on Form 8-K.

The tables below set forth the number of votes cast for, against or withheld, for each matter voted on by the Company’s shareholders.

1.	Election of Directors

Each of the eight nominees listed below was elected as director of the Company to hold office until the Company’s next annual meeting of shareholders or until their successor is duly appointed.

Nominee	For	% For	Withheld	% Withheld
Arun Menawat	12,773,374	90.257	1,378,792	9.743
Brian Ellacott	11,541,684	81.554	2,610,482	18.446
Cynthia Lavoie	11,586,793	81.873	2,565,373	18.127
Murielle Lortie	11,586,693	81.872	2,565,473	18.128
Arthur Rosenthal	11,180,113	78.999	2,972,053	21.001
Frank Baylis	12,945,473	91.473	1,206,693	8.527
Thomas Wellner	12,948,509	91.495	1,203,657	8.505
Vafa Jamali	12,885,003	91.046	1,267,163	8.954

2.	Appointment of Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For	% For	Votes Withheld	% Withheld
25,193,910	99.497	127,301	0.503

3.	Approval of Unallocated Restricted Share Units and Deferred Share Units under the Long-Term Incentive Plan

The shareholders approved an ordinary resolution approving all unallocated restricted share units and deferred share units under the Company’s long-term incentive plan.

Votes For	% For	Votes Against	% Against
9,046,376	63.922	5,105,787	36.078

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Management Information Circular

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFOUND MEDICAL CORP.

Date: May 15, 2026	By:	/s/ Rashed Dewan
Rashed Dewan Chief Financial Officer